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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported): May 13, 2003



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

             0-24260                                   11-3131700
             --------                                  ----------
    (Commission File Number)              (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
                -------------------------------------------------
           (Address of principal executive offices including zip code)

                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)

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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (a)   Financial Statements of Business Acquired.

                 Not applicable.

           (b)   Pro Forma Financial Information.

                 Not applicable.

           (c)   Exhibit
                   No.

                 99.1 (i) Press Release dated May 13, 2003 announcing the Company's first quarter 2003 operating results
                 99.2 (i) Certification of William F. Borne, Chief Executive Officer
                 99.3 (i) Certification of Gregory H. Browne, Chief Financial Officer

                           (i) Filed herewith.

ITEM 9.    REGULATION FD DISCLOSURE

             On May 13, 2003, Amedisys, Inc., "the Company", issued a press release attached hereto as Exhibit 99.1 releasing first quarter 2003 operating results.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ Gregory H. Browne
   ------------------------
Gregory H. Browne
Chief Financial Officer

DATE: May 13, 2002